[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE INSTITUTIONAL FUND

ANNUAL REPORT

OCTOBER 31, 2002

CREDIT SUISSE INSTITUTIONAL FUND, INC.

- INTERNATIONAL FOCUS PORTFOLIO

MORE COMPLETE INFORMATION ABOUT THE FUND AND THE PORTFOLIO, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE INSTITUTIONAL FUND, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT
466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE INSTITUTIONAL FUND IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

   For the 12 months ended October 31, 2002, Credit Suisse Institutional Fund, Inc. -- International Focus Portfolio (the "Portfolio")(1) was down 11.56%, vs. a decline of 10.88% for the MSCI All Country World Free Ex-USA Index.(2)

   The Portfolio's fiscal year was a challenging time for non-U.S. equities. As represented by its benchmark, foreign stocks rose modestly in November, weathered some turbulence in December through February, and had a generally positive tone in March through mid-May. They benefited mainly from improving perceptions about economic growth in the U.S. and globally, as well as the absence in Europe and Asia of the kind of accounting irregularities and corporate governance issues that were hurting the U.S. market.

   Aggregate share prices declined for most of the fiscal year thereafter, however, as the economic picture worsened and expectations about the timing and pace of a global economic recovery became less optimistic. Other factors that contributed to poor investor sentiment included the lack of meaningful improvement in the outlook for corporate profitability; the diminishing likelihood that global corporate spending, particularly on technology and telecom infrastructure, would rebound; instability in the Middle East and South Asia; and rising anxiety about a potential war with Iraq.

   Most individual developed markets fared poorly amidst the conditions we have described. The best performers (i.e., as denominated in U.S. dollars) were non-Japan Asian countries like New Zealand, Singapore and Australia, while virtually all European countries ended the year in decidedly negative territory.

   The Portfolio underperformed the broad universe of non-U.S. equities (as represented by its benchmark) primarily as a result of our holdings in consumer-oriented, energy and health care companies.

   The most favorable contributions to the Portfolio's overall return came from effective stock selection in financial services, telecommunications, technology and basic materials companies. Viewed geographically, performance compared to the benchmark was best in South Korea, France, Sweden, Norway and Ireland; and least beneficial in the U.K., Canada, Switzerland, Denmark and the Netherlands.

   Looking ahead, we continue to position the Portfolio in what we believe are reasonably valued businesses that are well-situated to grow in the current environment. Valuations and growth prospects appear attractive to us in a number of areas. The industries in which the portfolio is most heavily invested at present are financial services (notably banks in Europe and non-Japan Asia); industrials (in Europe); and technology (in which we own a carefully chosen group of market leaders whose valuations we consider to be historically low). On a geographical level, we favor Europe and non-Japan Asia at the expense of Japan.

Vincent J. McBride,            Nancy Nierman,           Todd Jacobson,
Co-Portfolio Manager           Co-Portfolio Manager     Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE PORTFOLIO'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE PORTFOLIO'S ASSETS. AS A RESULT OF THIS STRATEGY, THE PORTFOLIO MAY BE SUBJECT TO GREATER VOLATILITY THAN A FUND THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

[CHART]

         COMPARISON OF CHANGE IN VALUE OF $3,000,000 INVESTMENT IN THE
    CREDIT SUISSE INSTITUTIONAL FUND, INC.-- INTERNATIONAL FOCUS PORTFOLIO(1)
               AND THE MSCI ALL COUNTRY WORLD FREE EX-USA INDEX(2)
                           FOR TEN YEARS. (UNAUDITED)

         CREDIT SUISSE INSTITUTIONAL FUND, INC. -                    MSCI ALL COUNTRY
      INTERNATIONAL FOCUS PORTFOLIO(1) -- $4,786,500     WORLD FREE EX - USA INDEX(2) -- $4,512,673
10/92                                     $ 3,000,000                                     $ 3,000,000
11/92                                     $ 3,068,820                                     $ 3,016,602
12/92                                     $ 3,130,626                                     $ 3,041,788
 1/93                                     $ 3,193,677                                     $ 3,041,435
 2/93                                     $ 3,253,526                                     $ 3,134,515
 3/93                                     $ 3,477,174                                     $ 3,392,608
 4/93                                     $ 3,685,248                                     $ 3,692,270
 5/93                                     $ 3,751,361                                     $ 3,774,464
 6/93                                     $ 3,669,465                                     $ 3,729,291
 7/93                                     $ 3,801,759                                     $ 3,853,245
 8/93                                     $ 4,056,887                                     $ 4,060,045
 9/93                                     $ 4,041,151                                     $ 3,976,578
10/93                                     $ 4,249,018                                     $ 4,120,411
11/93                                     $ 4,179,725                                     $ 3,806,609
12/93                                     $ 4,770,250                                     $ 4,103,509
 1/94                                     $ 5,232,614                                     $ 4,440,978
 2/94                                     $ 5,120,972                                     $ 4,407,395
 3/94                                     $ 4,700,108                                     $ 4,205,523
 4/94                                     $ 4,808,551                                     $ 4,348,191
 5/94                                     $ 4,971,175                                     $ 4,349,652
 6/94                                     $ 4,910,614                                     $ 4,380,500
 7/94                                     $ 5,082,799                                     $ 4,451,727
 8/94                                     $ 5,309,176                                     $ 4,601,519
 9/94                                     $ 5,184,811                                     $ 4,487,613
10/94                                     $ 5,210,354                                     $ 4,608,235
11/94                                     $ 4,990,372                                     $ 4,385,943
12/94                                     $ 4,811,385                                     $ 4,375,680
 1/95                                     $ 4,402,307                                     $ 4,177,221
 2/95                                     $ 4,325,165                                     $ 4,154,363
 3/95                                     $ 4,600,076                                     $ 4,389,085
 4/95                                     $ 4,747,581                                     $ 4,560,299
 5/95                                     $ 4,747,549                                     $ 4,540,151
 6/95                                     $ 4,703,932                                     $ 4,477,347
 7/95                                     $ 4,995,634                                     $ 4,731,593
 8/95                                     $ 5,062,682                                     $ 4,567,421
 9/95                                     $ 5,176,663                                     $ 4,645,474
10/95                                     $ 5,062,682                                     $ 4,521,356
11/95                                     $ 5,133,077                                     $ 4,627,545
12/95                                     $ 5,288,110                                     $ 4,810,513
 1/96                                     $ 5,447,532                                     $ 4,876,595
 2/96                                     $ 5,454,443                                     $ 4,876,785
 3/96                                     $ 5,499,458                                     $ 4,967,567
 4/96                                     $ 5,832,131                                     $ 5,118,278
 5/96                                     $ 5,714,338                                     $ 5,041,417
 6/96                                     $ 5,794,058                                     $ 5,066,982
 7/96                                     $ 5,513,401                                     $ 4,898,530
 8/96                                     $ 5,555,025                                     $ 4,927,265
 9/96                                     $ 5,648,588                                     $ 5,049,623
10/96                                     $ 5,593,170                                     $ 4,999,062
11/96                                     $ 5,839,226                                     $ 5,191,915
12/96                                     $ 5,882,181                                     $ 5,131,793
 1/97                                     $ 5,864,185                                     $ 5,037,522
 2/97                                     $ 5,939,765                                     $ 5,129,900
 3/97                                     $ 5,903,754                                     $ 5,119,148
 4/97                                     $ 6,018,834                                     $ 5,162,318
 5/97                                     $ 6,436,174                                     $ 5,481,184
 6/97                                     $ 6,716,772                                     $ 5,783,608
 7/97                                     $ 6,932,647                                     $ 5,900,709
 8/97                                     $ 6,374,997                                     $ 5,436,523
 9/97                                     $ 6,673,552                                     $ 5,730,444
10/97                                     $ 5,939,602                                     $ 5,242,559
11/97                                     $ 5,784,872                                     $ 5,177,048
12/97                                     $ 5,730,726                                     $ 5,236,631
 1/98                                     $ 5,790,050                                     $ 5,393,274
 2/98                                     $ 6,197,097                                     $ 5,753,141
 3/98                                     $ 6,548,895                                     $ 5,951,923
 4/98                                     $ 6,703,030                                     $ 5,994,551
 5/98                                     $ 6,699,048                                     $ 5,885,846
 6/98                                     $ 6,497,478                                     $ 5,863,721
 7/98                                     $ 6,616,018                                     $ 5,919,455
 8/98                                     $ 5,663,518                                     $ 5,084,694
 9/98                                     $ 5,402,698                                     $ 4,977,285
10/98                                     $ 5,695,171                                     $ 5,498,645
11/98                                     $ 5,995,519                                     $ 5,794,143
12/98                                     $ 6,082,949                                     $ 5,993,768
 1/99                                     $ 6,110,892                                     $ 5,987,349
 2/99                                     $ 5,899,470                                     $ 5,853,292
 3/99                                     $ 6,138,777                                     $ 6,135,895
 4/99                                     $ 6,230,495                                     $ 6,442,794
 5/99                                     $ 6,019,043                                     $ 6,140,176
 6/99                                     $ 6,505,667                                     $ 6,422,317
 7/99                                     $ 6,884,590                                     $ 6,572,946
 8/99                                     $ 7,040,099                                     $ 6,595,748
 9/99                                     $ 7,179,677                                     $ 6,640,355
10/99                                     $ 7,518,777                                     $ 6,887,615
11/99                                     $ 8,324,440                                     $ 7,163,016
12/99                                     $ 9,592,277                                     $ 7,846,167
 1/00                                     $ 9,094,245                                     $ 7,420,403
 2/00                                     $ 9,872,606                                     $ 7,620,835
 3/00                                     $ 9,646,647                                     $ 7,907,638
 4/00                                     $ 8,792,898                                     $ 7,466,281
 5/00                                     $ 8,499,872                                     $ 7,275,293
 6/00                                     $ 8,751,007                                     $ 7,585,061
 7/00                                     $ 8,244,610                                     $ 7,285,610
 8/00                                     $ 8,604,456                                     $ 7,375,711
 9/00                                     $ 8,005,973                                     $ 6,966,581
10/00                                     $ 7,369,859                                     $ 6,745,155
11/00                                     $ 7,001,586                                     $ 6,442,540
12/00                                     $ 7,257,011                                     $ 6,662,559
 1/01                                     $ 7,383,499                                     $ 6,762,491
 2/01                                     $ 6,617,828                                     $ 6,227,105
 3/01                                     $ 6,065,256                                     $ 5,786,936
 4/01                                     $ 6,344,856                                     $ 6,180,523
 5/01                                     $ 6,245,001                                     $ 6,009,847
 6/01                                     $ 6,171,777                                     $ 5,779,352
 7/01                                     $ 6,065,260                                     $ 5,650,767
 8/01                                     $ 5,892,131                                     $ 5,510,424
 9/01                                     $ 5,199,706                                     $ 4,925,829
10/01                                     $ 5,412,755                                     $ 5,063,841
11/01                                     $ 5,665,739                                     $ 5,295,451
12/01                                     $ 5,812,219                                     $ 5,363,672
 1/02                                     $ 5,719,034                                     $ 5,133,962
 2/02                                     $ 5,732,328                                     $ 5,170,932
 3/02                                     $ 6,051,618                                     $ 5,473,307
 4/02                                     $ 6,038,305                                     $ 5,487,253
 5/02                                     $ 6,025,020                                     $ 5,547,026
 6/02                                     $ 5,785,225                                     $ 5,307,511
 7/02                                     $ 5,179,454                                     $ 4,790,267
 8/02                                     $ 5,199,759                                     $ 4,790,564
 9/02                                     $ 4,586,967                                     $ 4,282,908
10/02                                     $ 4,786,500                                     $ 4,512,673

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

       ONE YEAR         FIVE YEAR       TEN YEAR        SINCE INCEPTION
       --------         ---------       --------        ---------------
       (11.78%)          (7.22%)          4.08%               3.90%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

       ONE YEAR         FIVE YEAR       TEN YEAR        SINCE INCEPTION
       --------         ---------       --------        ---------------
       (11.56%)          (4.22%)          4.78%               4.30%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Effective November 1, 2001, the Portfolio changed its benchmark index from the Morgan Stanley Capital International All Country World Ex-USA Index to the Morgan Stanley Capital International All Country World Free Ex-USA Index because the Morgan Stanley Capital International All Country World Ex-USA Index was discontinued as of October 31, 2001. The Morgan Stanley Capital All Country World Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 2002

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (91.7%)
AUSTRALIA (1.5%)
BANKS (1.5%)
    National Australia Bank, Ltd.                                       35,057      $    668,753
                                                                                    ------------
TOTAL AUSTRALIA                                                                          668,753
                                                                                    ------------

BRAZIL (1.6%)
METALS & MINING (1.6%)
    Companhia Vale do Rio Doce ADR*                                     13,180           347,293
    Companhia Vale do Rio Doce ADR Clase A*                             13,600           346,800
                                                                                    ------------
TOTAL BRAZIL                                                                             694,093
                                                                                    ------------

DENMARK (3.3%)
COMMERCIAL SERVICES & SUPPLIES (1.2%)
    ISS A/S*                                                            17,000           548,209
                                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
    TDC A/S                                                             43,758           944,613
                                                                                    ------------
TOTAL DENMARK                                                                          1,492,822
                                                                                    ------------

FINLAND (0.8%)
PAPER & FOREST PRODUCTS (0.8%)
    Stora Enso Oyj                                                      33,263           345,879
                                                                                    ------------
TOTAL FINLAND                                                                            345,879
                                                                                    ------------

FRANCE (11.3%)
AUTO COMPONENTS (1.5%)
    Compagnie Generale des Etablissements Michelin Class B              22,800           662,925
                                                                                    ------------
BANKS (2.1%)
    BNP Paribas SA                                                      23,650           942,928
                                                                                    ------------
CONSTRUCTION & ENGINEERING (2.2%)
    Vinci SA                                                            17,350           969,064
                                                                                    ------------
INSURANCE (3.4%)
    Axa                                                                102,190         1,525,089
                                                                                    ------------
OIL & GAS (2.1%)
    Total Fina Elf SA                                                    6,820           939,475
                                                                                    ------------
TOTAL FRANCE                                                                           5,039,481
                                                                                    ------------

GERMANY (2.8%)
AUTOMOBILES (1.4%)
    DaimlerChrysler AG                                                  18,600           640,090
                                                                                    ------------
ELECTRIC UTILITIES (1.4%)
    E.ON AG                                                             13,500           605,628
                                                                                    ------------
TOTAL GERMANY                                                                          1,245,718
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (CONTINUED)
HONG KONG (4.7%)
ELECTRIC UTILITIES (2.9%)
    Hongkong Electric Holdings, Ltd.                                   318,700      $  1,295,378
                                                                                    ------------
MEDIA (1.8%)
    Television Broadcasts, Ltd.                                        231,100           792,646
                                                                                    ------------
TOTAL HONG KONG                                                                        2,088,024
                                                                                    ------------

HUNGARY (2.3%)
BANKS (2.3%)
    OTP Bank                                                           117,000         1,036,119
                                                                                    ------------
TOTAL HUNGARY                                                                          1,036,119
                                                                                    ------------

IRELAND (3.9%)
BANKS (3.9%)
    Allied Irish Banks PLC                                              87,000         1,223,436
    Bank of Ireland                                                     47,000           535,710
                                                                                    ------------
TOTAL IRELAND                                                                          1,759,146
                                                                                    ------------

ITALY (2.2%)
INSURANCE (2.2%)
    Riunione Adriatica di Sicurta SpA (RAS)                             77,940           970,990
                                                                                    ------------
TOTAL ITALY                                                                              970,990
                                                                                    ------------

JAPAN (14.4%)
AUTOMOBILES (1.4%)
    Honda Motor Company, Ltd.                                           17,600           630,695
                                                                                    ------------
BEVERAGES (1.4%)
    Asahi Breweries, Ltd.                                               96,000           631,609
                                                                                    ------------
LEISURE & ENTERTAINMENT PRODUCTS (1.3%)
    Nintendo Company, Ltd.                                               6,300           606,827
                                                                                    ------------
MACHINERY (1.2%)
    NSK, Ltd.                                                          217,800           524,472
                                                                                    ------------
OFFICE ELECTRONICS (1.6%)
    Canon, Inc.                                                         19,000           701,026
                                                                                    ------------
PERSONAL PRODUCTS (1.6%)
    Shiseido Company, Ltd.                                              63,000           700,422
                                                                                    ------------
PHARMACEUTICALS (2.3%)
    Takeda Chemical Industries, Ltd.                                    24,300         1,009,640
                                                                                    ------------
REAL ESTATE (1.5%)
    Mitsui Fudosan Company, Ltd.                                        86,000           659,184
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
SPECIALTY RETAIL (2.1%)
    Yamada Denki Company, Ltd.                                          11,900      $    293,357
    Yamada Denki Company, Ltd. W/I*                                     27,200           659,428
                                                                                    ------------
                                                                                         952,785
                                                                                    ------------
TOTAL JAPAN                                                                            6,416,660
                                                                                    ------------

MEXICO (1.5%)
MEDIA (1.5%)
    Grupo Televisa SA ADR*                                              24,300           682,830
                                                                                    ------------
TOTAL MEXICO                                                                             682,830
                                                                                    ------------

NETHERLANDS (7.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
    Koninklijke (Royal) KPN NV*                                        124,400           788,450
                                                                                    ------------
MACHINERY (1.5%)
    IHC Caland NV                                                       14,694           651,916
                                                                                    ------------
OIL & GAS (2.6%)
    Royal Dutch Petroleum Co.                                           27,260         1,179,185
                                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    ASML Holding NV*                                                    79,010           692,467
                                                                                    ------------
TOTAL NETHERLANDS                                                                      3,312,018
                                                                                    ------------

NORWAY (2.7%)
BANKS (2.7%)
    DnB Holding ASA                                                    259,400         1,196,464
                                                                                    ------------
TOTAL NORWAY                                                                           1,196,464
                                                                                    ------------

SINGAPORE (2.1%)
BANKS (2.1%)
    United Overseas Bank, Ltd.                                         126,317           958,640
                                                                                    ------------
TOTAL SINGAPORE                                                                          958,640
                                                                                    ------------

SOUTH KOREA (2.9%)
BANKS (0.9%)
    Shinhan Financial Group Company, Ltd.                               39,200           413,407
                                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.0%)
Samsung Electronics Company, Ltd.                                        3,040           860,758
                                                                                    ------------
TOTAL SOUTH KOREA                                                                      1,274,165
                                                                                    ------------

SWEDEN (1.7%)
MACHINERY (1.7%)
    SKF AB Series B                                                     29,400           736,436
                                                                                    ------------
TOTAL SWEDEN                                                                             736,436
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        7

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (CONTINUED)
SWITZERLAND (4.3%)
FOOD PRODUCTS (1.6%)
    Nestle SA                                                            3,310      $    709,675
                                                                                    ------------
PHARMACEUTICALS (2.7%)
    Novartis AG                                                         31,130         1,187,258
                                                                                    ------------
TOTAL SWITZERLAND                                                                      1,896,933
                                                                                    ------------

TAIWAN (0.1%)
METALS & MINING (0.1%)
    China Steel Corp.                                                   46,000            24,751
                                                                                    ------------
TOTAL TAIWAN                                                                              24,751
                                                                                    ------------

UNITED KINGDOM (20.2%)
BANKS (1.8%)
    Royal Bank of Scotland Group PLC                                    33,830           796,023
                                                                                    ------------
BEVERAGES (1.9%)
    Diageo PLC                                                          76,079           857,579
                                                                                    ------------
ELECTRIC UTILITIES (1.7%)
    Scottish Power PLC                                                 135,700           745,182
                                                                                    ------------
FOOD PRODUCTS (2.9%)
    Cadbury Schweppes PLC                                              196,080         1,276,151
                                                                                    ------------
INDUSTRIAL CONGLOMERATES (2.2%)
    Smiths Group PLC                                                    85,000           975,426
                                                                                    ------------
METALS & MINING (1.5%)
    Rio Tinto PLC                                                       35,970           649,977
                                                                                    ------------
OIL & GAS (2.4%)
    BG Group PLC                                                       271,800         1,084,339
                                                                                    ------------
PHARMACEUTICALS (1.8%)
    AstraZeneca PLC                                                     22,060           823,132
                                                                                    ------------
SOFTWARE (1.9%)
    Sage Group PLC                                                     381,900           872,324
                                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
    Vodafone Group PLC                                                 574,206           923,050
                                                                                    ------------
TOTAL UNITED KINGDOM                                                                   9,003,183
                                                                                    ------------

TOTAL COMMON STOCKS (Cost $41,860,471)                                                40,843,105
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        8

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
WARRANTS (0.0%)
CANADA (0.0%)
INTERNET SOFTWARE & SERVICES (0.0%)
    Wysdom, Inc.* ++
    (Cost $1,362,300)                                                  358,500      $          0
                                                                                    ------------

                                                                         PAR
                                                                        (000)
                                                                      ---------
SHORT-TERM INVESTMENT (6.6%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.750%,
    11/01/02 (Cost $2,944,000)                                         $ 2,944         2,944,000
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $46,166,772)                                 43,787,105

OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)                                             777,714
                                                                                    ------------

NET ASSETS (100.0%)                                                                 $ 44,564,819
                                                                                    ============

                            INVESTMENT ABBREVIATIONS
                           ADR = American Depository Receipt
                           W/I = When Issued

----------
*  Non-income producing security.
++ Restricted security, not readily marketable; security is valued as fair value as determined in good faith by the Board of Directors.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $46,166,772)                                                        $   43,787,105
    Cash                                                                                                      606
    Foreign currency at value (Cost $719,904)                                                             720,939
    Dividend and interest receivable                                                                      207,994
    Receivable for investments sold                                                                       140,084
    Receivable for fund shares sold                                                                           335
    Prepaid expenses and other assets                                                                      12,948
                                                                                                   --------------
      Total Assets                                                                                     44,870,011
                                                                                                   --------------

LIABILITIES
    Advisory fee payable                                                                                   22,811
    Administrative services fee payable                                                                     9,025
    Payable for investments purchased                                                                     231,103
    Other accrued expenses payable                                                                         42,253
                                                                                                   --------------
      Total Liabilities                                                                                   305,192
                                                                                                   --------------

NET ASSETS
    Capital stock, $0.001 par value                                                                         6,196
    Paid-in capital                                                                                    91,205,770
    Undistributed net investment income                                                                   296,819
    Accumulated net realized loss on investments and foreign currency transactions                    (44,571,557)
    Net unrealized depreciation from investments and foreign currency translations                     (2,372,409)
                                                                                                   --------------
      Net Assets                                                                                   $   44,564,819
                                                                                                   ==============
    Shares outstanding                                                                                  6,195,916
                                                                                                   --------------
    Net asset value, offering price per share, and redemption price per share                      $         7.19
                                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Dividend                                                                                       $    1,216,673
    Interest                                                                                               79,539
    Foreign taxes withheld                                                                               (129,810)
                                                                                                   --------------
      Total investment income                                                                           1,166,402
                                                                                                   --------------

EXPENSES
    Investment advisory fees                                                                              513,725
    Administrative services fees                                                                          120,154
    Custodian fees                                                                                         50,105
    Printing fees                                                                                          47,762
    Legal fees                                                                                             37,364
    Registration fees                                                                                      23,809
    Audit fees                                                                                             20,707
    Interest expense                                                                                       17,690
    Insurance expense                                                                                      12,261
    Transfer agent fees                                                                                    10,319
    Directors' fees                                                                                         4,255
    Miscellaneous expense                                                                                   3,806
                                                                                                   --------------
      Total expenses                                                                                      861,957
    Less: fees waived                                                                                    (251,908)
                                                                                                   --------------
      Net expenses                                                                                        610,049
                                                                                                   --------------
        Net investment income                                                                             556,353
                                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                                (17,964,394)
    Net realized gain on foreign currency transactions                                                     41,353
    Net change in unrealized appreciation (depreciation) from investments                              12,012,517
    Net change in unrealized appreciation (depreciation) from foreign currency translations                67,681
                                                                                                   --------------
    Net realized and unrealized loss from investments and foreign currency related items               (5,842,843)
                                                                                                   --------------
    Net decrease in net assets resulting from operations                                           $   (5,286,490)
                                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR        FOR THE YEAR
                                                                                   ENDED               ENDED
                                                                              OCTOBER 31, 2002    OCTOBER 31, 2001
                                                                              ----------------    ----------------
FROM OPERATIONS
  Net investment income                                                       $        556,353    $      1,225,778
  Net realized loss on investments and foreign currency transactions               (17,923,041)        (27,661,987)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                                   12,080,198         (34,911,420)
                                                                              ----------------    ----------------
    Net decrease in net assets resulting from operations                            (5,286,490)        (61,347,629)
                                                                              ----------------    ----------------

FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                                      --          (4,208,895)
  Distributions from net realized gains                                                     --        (121,585,719)
                                                                              ----------------    ----------------
    Net decrease in net assets resulting from dividends and distributions                   --        (125,794,614)
                                                                              ----------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                      47,787,175          67,687,997
  Reinvestment of dividends and distributions                                               --         119,346,590
  Net asset value of shares redeemed                                               (93,557,377)       (260,275,073)
                                                                              ----------------    ----------------
    Net decrease in net assets from capital share transactions                     (45,770,202)        (73,240,486)
                                                                              ----------------    ----------------
  Net decrease in net assets                                                       (51,056,692)       (260,382,729)

NET ASSETS
  Beginning of year                                                                 95,621,511         356,004,240
                                                                              ----------------    ----------------
  End of year                                                                 $     44,564,819    $     95,621,511
                                                                              ================    ================
  UNDISTRIBUTED NET INVESTMENT INCOME                                         $        296,819    $             --
                                                                              ================    ================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                          2002         2001          2000            1999            1998
                                                        --------     --------      ---------      ---------       -----------
PER SHARE DATA
  Net asset value, beginning of period                  $   8.13     $  17.61      $   18.85      $   14.41       $     16.51
                                                        --------     --------      ---------      ---------       -----------

INVESTMENT OPERATIONS
  Net investment income                                     0.07(1)      0.09           0.22(1)        0.20(1)           0.21
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         (1.01)       (3.18)         (0.46)          4.38             (0.91)
                                                        --------     --------      ---------      ---------       -----------
      Total from investment operations                     (0.94)       (3.09)         (0.24)          4.58             (0.70)
                                                        --------     --------      ---------      ---------       -----------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                        --        (0.21)         (0.78)         (0.14)            (0.18)
  Distributions from net realized gains                       --        (6.18)         (0.22)            --             (1.22)
                                                        --------     --------      ---------      ---------       -----------
      Total dividends and distributions                       --        (6.39)         (1.00)         (0.14)            (1.40)
                                                        --------     --------      ---------      ---------       -----------
  NET ASSET VALUE, END OF PERIOD                        $   7.19     $   8.13      $   17.61      $   18.85       $     14.41
                                                        ========     ========      =========      =========       ===========
      Total return(2)                                     (11.56)%     (26.56)%        (1.98)%        32.02%            (4.11)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)              $ 44,565     $ 95,622      $ 356,004      $ 551,830       $ 1,019,242
    Ratio of expenses to average net assets                 0.95%        0.95%(3)       0.97%(3)       0.96%(3)          0.95%(3)
    Ratio of net investment income to
      average net assets                                    0.87%        0.61%          0.74%          1.23%             1.21%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                  0.39%        0.23%          0.19%          0.17%             0.13%
  Portfolio turnover rate                                    161%         134%           111%           120%              114%

(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00%, .02%, .01% and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The net operating expense ratio after these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Institutional Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks long-term capital appreciation. The Fund currently offers six managed investment Portfolios, one of which, the International Focus Portfolio (the "Portfolio"), is contained in this report. The Fund was incorporated under the laws of Maryland on May 13, 1992.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2002 the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended October 31, 2002.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Portfolio's securities lending agent. CSFB has agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

   J) OTHER -- The Portfolio invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

   The Portfolio may invest up to 10% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of .80% of the Portfolio's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned and voluntarily waived were $513,725 and $251,908, respectively.

   Effective May 1, 2002, Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") affiliates of CSAM, became sub-investment advisers to the Portfolio. CSAM Ltd. U.K. and CSAM Ltd. Japan's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio.

   Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia") an affiliate of CSAM, became a sub-investment adviser to the Portfolio. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective August 1, 2002.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $64,216.

   For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

         AVERAGE DAILY NET ASSETS                    ANNUAL RATE
         ------------------------                    -----------
         First $500 million                 .08% of average daily net assets
         Next $1 billion                    .07% of average daily net assets
         Over $1.5 billion                  .06% of average daily net assets

   For the period November 1, 2001 through July 31, 2002, co-administrative service fees earned by PFPC (including out-of-pocket expenses) were $46,681.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.

         AVERAGE DAILY NET ASSETS                    ANNUAL RATE
         ------------------------                    -----------
         First $5 billion                   .050% of average daily net assets
         Next $5 billion                    .035% of average daily net assets
         Over $10 billion                   .020% of average daily net assets

   For the period August 1, 2002 through October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $9,257.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $22,160 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State

Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate are unchanged. At October 31, 2002, there were no loans outstanding for the Portfolio either under the New Credit Facility or the Prior Credit Facility.

   During the year ended October 31, 2002, the Portfolio had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
           -------------        ----------------          ----------------
           $   5,802,455              2.397%               $  15,840,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $94,269,520 and $135,801,041, respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain of the Portfolio's investments are restricted as to resale, and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the acquisition dates, aggregate cost, fair value as of October 31, 2002, and percent of net assets which the security represents.

                              SECURITY     ACQUISITION                   FAIR     PERCENTAGE
SECURITY DESCRIPTION            TYPE          DATES         COST        VALUE   OF NET ASSETS
--------------------          --------     -----------   -----------    -----   -------------
Wysdom, Inc.                  Warrants      2/22/2000    $ 1,362,300    $  --       0.00%

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to sixteen billion full and fractional shares of common stock of separate series having a $.001 par value per share.

Shares of seven series have been classified, one of which constitutes the interest in the Portfolio. Transactions in capital shares of the Portfolio were as follows:

                                           FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                            OCTOBER 31, 2002     OCTOBER 31, 2001
                                           ------------------   ------------------
Shares sold                                     5,543,906            6,673,621
Shares issued in reinvestment of
  dividends and distributions                          --           11,030,184
Shares redeemed                               (11,109,322)         (26,162,618)
                                              -----------          -----------
Net decrease                                   (5,565,416)          (8,458,813)
                                              ===========          ===========

   On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares were as follows:

                              NUMBER OF             APPROXIMATE PERCENTAGE
                             SHAREHOLDERS            OF OUTSTANDING SHARES
                             ------------           ----------------------
                                  6                            84%

   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

   The tax character of dividends and distributions paid during the period ended October 31, 2002 and 2001, respectively for the Portfolio were as follows:

                        ORDINARY INCOME         LONG-TERM CAPITAL GAIN
                      -------------------       ----------------------
                      2002       2001             2002       2001
                      ----   ------------         ----   ------------
                      $ --   $ 30,465,790         $ --   $ 95,328,824

   At October 31, 2002, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed ordinary income                     $     296,819
       Accumulated realized gain (loss)                    (43,851,010)
       Unrealized appreciation (depreciation)               (3,092,957)
                                                         -------------
                                                         $ (46,647,148)
                                                         =============

   At October 31, 2002, the Portfolio had capital loss carryovers available to offset possible future capital gains as follows:

                                  EXPIRES OCTOBER 31,
                             ---------------------------
                                 2009          2010
                             ------------   ------------
                             $ 25,304,783   $ 18,546,227

   At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows $46,887,320, $2,937,806, $(6,030,763) and $(3,092,957), respectively.

   At October 31, 2002, the Portfolio reclassified $259,534 from accumulated undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Credit Suisse Institutional Fund, Inc. and Shareholders of
Credit Suisse Institutional Fund, Inc.- International Focus Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Institutional Fund, Inc.- International Focus Portfolio (a portfolio of Credit Suisse Institutional Fund, Inc., hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                              TERM                                        NUMBER OF
                                              OF OFFICE(1)                                PORTFOLIOS IN
                                              AND                                         FUND
                                POSITION(S)   LENGTH           PRINCIPAL                  COMPLEX           OTHER
                                HELD WITH     OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND          SERVED           PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
------------------------------  ------------  --------------   ------------------------   ---------------   -----------------
INDEPENDENT DIRECTORS

Richard H. Francis              Director and  Since            Currently retired;         53                Director of
c/o Credit Suisse Asset         Audit         1999             Executive Vice                               The Indonesia
Management, LLC.                Committee                      President and                                Fund, Inc.
466 Lexington Avenue            Member                         Chief Financial
New York, New York                                             Officer of Pan Am
10017-3147                                                     Corporation and
                                                               Pan American
Age: 70                                                        World Airways,
                                                               Inc. from 1988 to
                                                               1991

Jack W. Fritz                   Director and  Since            Private investor;          52                Director of
2425 North Fish Creek Road      Audit         Fund             Consultant and                               Advo, Inc.
P.O. Box 1287                   Committee     Inception        Director of Fritz                            (direct mail
Wilson, Wyoming 83014           Member                         Broadcasting, Inc.                           advertising)
                                                               and Fritz
Age: 75                                                        Communications
                                                               (developers and
                                                               operators of radio
                                                               stations) since
                                                               1987

Jeffrey E. Garten               Director and  Since            Dean of Yale               52                Director of
Box 208200                      Audit         Fund             School of                                    Aetna, Inc.;
New Haven, Connecticut          Committee     Inception        Management and                               Director of
06520-8200                      Member                         William S. Beinecke                          Calpine Energy
                                                               Professor in the                             Corporation;
Age: 56                                                        Practice of                                  Director of
                                                               International                                CarMax Group
                                                               Trade and Finance;                           (used car
                                                               Undersecretary of                            dealers)
                                                               Commerce for
                                                               International Trade
                                                               from November 1993
                                                               to October 1995;
                                                               Professor at
                                                               Columbia University
                                                               from September
                                                               1992 to November
                                                               1993

----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                       23

                                              TERM                                        NUMBER OF
                                              OF OFFICE(1)                                PORTFOLIOS IN
                                              AND                                         FUND
                                POSITION(S)   LENGTH           PRINCIPAL                  COMPLEX           OTHER
                                HELD WITH     OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND          SERVED           PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
------------------------------  ------------  --------------   ------------------------   ---------------   -----------------
INDEPENDENT DIRECTORS
 --(CONTINUED)

Peter F. Krogh                  Director and  Since            Dean Emeritus and          52                Member of the
301 ICC                         Audit         2001             Distinguished Professor                      Board
Georgetown University           Committee                      of International Affairs                     of The Carlisle
Washington, DC 20057            Member                         at the Edmund A.                             Companies Inc.;
                                                               Walsh School of                              Member of
Age: 65                                                        Foreign Service,                             Selection
                                                               Georgetown University;                       Committee
                                                               Moderator of PBS                             for Truman
                                                               foreign affairs                              Scholars and
                                                               television series                            Henry Luce
                                                                                                            Scholars; Senior
                                                                                                            Associate of
                                                                                                            Center for
                                                                                                            Strategic and
                                                                                                            International
                                                                                                            Studies; Trustee
                                                                                                            of numerous
                                                                                                            world affairs
                                                                                                            organizations

James S. Pasman, Jr.            Director and  Since            Currently retired;         54                Director of
c/o Credit Suisse Asset         Audit         1999             President and Chief                          Education
Management, LLC.                Committee                      Operating Officer of                         Management
466 Lexington Avenue            Member                         National InterGroup,                         Corp.; Director
New York, New York                                             Inc. (holding company)                       of Credit Suisse
10017-3147                                                     from April 1989                              Asset
                                                               to March 1991;                               Management
Age: 71                                                        Chairman of Permian                          Income Fund,
                                                               Oil Co. from April 1989                      Inc.; Trustee of
                                                               to March 1991                                Credit Suisse
                                                                                                            High Yield Bond
                                                                                                            Fund;

                                       24

                                              TERM                                        NUMBER OF
                                              OF OFFICE(1)                                PORTFOLIOS IN
                                              AND                                         FUND
                                POSITION(S)   LENGTH           PRINCIPAL                  COMPLEX           OTHER
                                HELD WITH     OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND          SERVED           PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
------------------------------  ------------  --------------   ------------------------   ---------------   -----------------
INDEPENDENT DIRECTORS
 --(CONTINUED)

Steven N. Rappaport             Director and  Since            Partner of Lehigh Court    53                Director of
Lehigh Court, LLC               Audit         1999             LLC Since July 2002;                         The First Israel
40 East 52nd Street             Committee                      President of Sunguard                        Fund, Inc.
New York, New York              Chairman                       Securities Finance, Inc.
10022                                                          from 2001 to July
                                                               2002; President of
Age: 54                                                        Loanet, Inc. (on-line
                                                               accounting service)
                                                               from 1995 to 2001;
                                                               Director, President,
                                                               North American
                                                               Operations, and former
                                                               Executive Vice President
                                                               from 1992 to 1993 of
                                                               Worldwide Operations
                                                               of Metallurg Inc.;
                                                               Executive Vice President,
                                                               from Telerate, Inc.
                                                               1987 to 1992; Partner in
                                                               the law firm of Hartman
                                                               & Craven until 1987

INTERESTED TRUSTEE

William W. Priest(2)            Director      Since            Senior Partner and         59                Director of The
Steinberg Priest & Sloane                     1999             Fund Manager,                                Brazilian Equity
Capital Management                                             Steinberg                                    Fund, Inc.; The
12 East 49th Street                                            Priest & Sloane Capital                      Chile Fund, Inc.;
12th Floor                                                     Management since                             The Emerging
New York, New York                                             March 2001; Chairman                         Markets Tele-
10017                                                          and Managing                                 communications
                                                               Director of CSAM                             Fund, Inc.; The
Age: 61                                                        from 2000 to                                 First Israel Fund,
                                                               February 2001; Chief                         Inc.; The Latin
                                                               Executive Officer and                        America Equity
                                                               Managing Director of                         Fund, Inc.; The
                                                               CSAM from 1990 to                            Indonesia Fund,
                                                               2000                                         Inc.; and Credit
                                                                                                            Suisse Asset
                                                                                                            Management
                                                                                                            Income Fund,
                                                                                                            Inc.
------------------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
    2001.


                                       25

                                                  TERM
                                                  OF OFFICE(1)
                                                  AND
                                POSITION(S)       LENGTH
                                HELD WITH         OF TIME
NAME, ADDRESS AND AGE           FUNDS             SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------           ------------      --------------   ----------------------------------------------
OFFICERS

Laurence R. Smith               Chairman          Since            Managing Director and Global Chief Investment Officer of to
Credit Suisse Asset                               2002             CSAM; Associated with JP Morgan Investment Management
Managment, LLC                                                     from 1981 to 1999; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.                Vice President    Since            Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset             and Secretary     1999             Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                                    Associated with CSAM from 1995 to 1996; Associated
466 Lexington Avenue                                               with CS First Boston Investment Management from
New York, New York                                                 1994 to 1995; Associated with Division of Enforcement,
10017-3147                                                         U.S. Securities and Exchange Commission from 1991 to
                                                                   1994; Officer of other Credit Suisse Funds

Age: 38

Michael A. Pignataro            Treasurer         Since            Director and Director of Fund Administration of CSAM;
Credit Suisse Asset             and Chief         1999             Associated with CSAM since 1984; Officer of other Credit
Management, LLC                 Financial                          Suisse Funds
466 Lexington Avenue            Officer
New York, New York
10017-3147

Age: 43

Gregory N. Bressler, Esq.       Assistant         Since            Vice President and Legal Counsel of CSAM since January
Credit Suisse Asset             Secretary         2000             2000; Associated with the law firm of Swidler Berlin Shereff
Management, LLC                                                    Friedman LLP from 1996 to 2000; Officer of other Credit
466 Lexington Avenue                                               Suisse Funds
New York, New York
10017-3147

Age: 36

                                       26

                                                  TERM
                                                  OF OFFICE(1)
                                                  AND
                                POSITION(S)       LENGTH
                                HELD WITH         OF TIME
NAME, ADDRESS AND AGE           FUNDS             SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------           ------------      --------------   -------------------------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.          Assistant         Since            Assistant Vice President and Legal Counsel of CSAM
Credit Suisse Asset             Secretary         2002             since December 2000; Assistant Vice President, Institutional
Management, LLC                                                    Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                               December 2000; Marketing Associate, International
New York, New York                                                 Equity Department, Warburg Pincus Asset Management,
10017-3147                                                         Inc. from January of 1998 to January 2000; self-employed
                                                                   author and consultant, from January 1996 to December
                                                                   1997; Officer of other Credit Suisse Funds

Age: 38

Rocco A. Del Guercio            Assistant         Since            Vice President and Administrative Officer of CSAM;
Credit Suisse Asset             Treasurer         1999             Associated with CSAM since June 1996; Assistant
Management, LLC                                                    Treasurer, Bankers Trust Co. -- Fund Administration
466 Lexington Avenue                                               from March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                                 Supervisor, Dreyfus Corporation from April 1987 to March
10017-3147                                                         1994; Officer of other Credit Suisse Funds

Age: 39

Joseph Parascondola             Assistant         Since            Assistant Vice President -- Fund Administration of CSAM
Credit Suisse Asset             Treasurer         2000             since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                    Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                               Assistant Vice President, Weiss, Peck & Greer
New York, New York                                                 LLC from November 1995 to December 1998; Officer of
10017-3147                                                         other Credit Suisse Funds

Age: 39

Robert M. Rizza                 Assistant         Since            Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset             Treasurer         2002             Administrative Officer of CSAM from March 1998
Management, LLC                 Since                              to December 2000; Assistant Treasurer of Bankers Trust
466 Lexington Avenue                                               Co. from April 1994 to March 1998; Officer of other
New York, New York                                                 Credit Suisse Funds
10017-3147

Age: 37

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO SHAREHOLDER MEETING RESULTS (UNAUDITED)

   A special meeting of shareholders of the Portfolio was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the Portfolio and the results are presented below. Shares delivered not voted are included on the total for the proposal.

   To approve a Sub-Investment Advisory Agreement for the Portfolio, Credit Suisse Asset Management LLC and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"):

                                        % OF TOTAL SHARES     % OF TOTAL
                            SHARES         OUTSTANDING       SHARES VOTED
                         ------------   -----------------    ------------
        For              4,703,774.84          64.42%           99.97%
        Against             476.00              0.01%            0.01%
        Abstain             820.00              0.01%            0.02%

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO TAX INFORMATION LETTER (UNAUDITED)
October 31, 2002

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended October 31, 2002, the Portfolio distributed $1,216,673 of foreign source income on which the Fund paid foreign taxes of $129,810. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-222-8977 -

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINI-2-1002